CAPITAL DISCLOSURES	12 Months Ended
Dec. 28, 2025
Corporate information and statement of IFRS compliance [abstract]
CAPITAL DISCLOSURES	CAPITAL DISCLOSURES:
The Company’s objective in managing capital is to ensure sufficient liquidity to pursue its organic growth strategy and undertake selective acquisitions, while maintaining a strong credit profile and a capital structure that reflects a target ratio of financial leverage as noted below.

The Company’s capital is composed of net debt and shareholders’ equity. Net debt consists of interest-bearing debt less cash and cash equivalents. The Company’s use of capital is to finance working capital requirements, capital expenditures, business acquisition, payment of dividends, as well as share repurchases. The Company currently funds these requirements out of its internally-generated cash flows and with funds drawn from its long-term debt facilities.

The primary measure used by the Company to monitor its financial leverage is its net debt leverage ratio. The Company’s net debt leverage ratio is defined as the ratio of net debt to adjusted EBITDA for the trailing twelve months, on a proforma basis to reflect continuing and discontinued operations and business acquisitions made during the trailing twelve month period, as if they had occurred at the beginning of the trailing twelve month period. Adjusted EBITDA is calculated as earnings before financial expenses, income taxes, and depreciation and amortization, and excludes the impact of restructuring and acquisition-related costs. Adjusted EBITDA also excludes impairment of goodwill and intangible assets and reversal of impairments on intangible assets, net insurance gains related to the two hurricanes which impacted the Company’s operations in Central America, inventory fair value step-up cost recorded as part of the Hanes business acquisition, and other adjustments which are considered to be of a non-recurring nature. The Company has set a fiscal year-end net debt leverage target ratio of 1.5 to 2.5 times adjusted EBITDA. As at December 28, 2025, the Company’s net debt leverage ratio was 3.0 times (December 29, 2024 - 1.9 times). Refer to note 15 d) for additional information.

In order to maintain or adjust its capital structure, the Company, upon approval from its Board of Directors, may issue or repay long-term debt, issue shares, repurchase shares, pay dividends or undertake other activities as deemed appropriate under the specific circumstances. The Board of Directors will consider several factors when deciding to declare quarterly cash dividends or approve share repurchase programs, including the Company’s present and future earnings, cash flows, capital requirements and present and/or future regulatory and legal restrictions. There can be no assurance as to the declaration of future quarterly cash dividends. On February 18, 2025, the Board of Directors approved a 10% increase in the amount of the current quarterly dividend and declared a cash dividend of $0.226 per share. The Company paid dividends of $135.2 million during the year ended December 28, 2025, representing dividends declared per common share of $0.904. On February 25, 2026, the Board of Directors approved a 10% increase in the amount of the current quarterly dividend and declared a cash dividend of $0.249 per share, on all of the issued and outstanding common shares of the Company, rateably and proportionately, to the holders of record on March 19, 2026. The Company repurchased for cancellation a total of 3,749,900 common shares (2024 - 17,735,095 common shares) under its NCIB programs for a total cost of $185.9 million (2024 - $761.5 million) during the year ended December 28, 2025. In connection with the Hanes acquisition (refer note 5 for additional information), we have paused our share repurchases until our net debt leverage ratio returns to the midpoint of the target range.

The Company is not subject to any capital requirements imposed by a regulator.